                       SUBDIVISION IMPROVEMENT AGREEMENT

        THIS AGREEMENT, made and entered into this 20th day of February, 1996, by and between PREFERRED EQUITIES CORPORATION (hereinafter referred to as "DEVELOPER"), party of the first part, and the BOARD OF COUNTY COMMISSIONERS OF THE COUNTY OF NYE, STATE OF NEVADA (hereinafter referred to as "BOARD"), party of the second part,


                              W I T N E S S E T H:

        WHEREAS, at a regular meeting of the BOARD, held on the 20th day of February, 1996, the DEVELOPER submitted a final Subdivision Map entitled "Amended Plat of Calvada Valley Unit 5, Block 26, Lot 7" consisting of 6 lots, and relating to the following described property located within Nye County,
Nevada:

     Calvada Valley Unit 5, Block 26, Lot 7; being a portion of Section 28, Township 20 South, Range 53 East, Mount Diablo Base and Meridian, Nye County, State of Nevada; and

        WHEREAS, approval of said final Subdivision Map was conditioned upon, and subject to, certain improvements required by the laws of the State of Nevada, the ordinances of the County of Nye, or in order to provide for the health, safety, welfare and morals of the citizens of Nye County; and

        WHEREAS, said final Subdivision Map has been examined by Nye County and found to be in compliance with current laws and ordinances in effect as of the date of this Agreement, excepting that certain required improvements have not been completed.

        NOW, THEREFORE, in consideration of the approval of said final Subdivision Map by the BOARD, DEVELOPER promises and agrees, at no expense to Nye County nor its citizens, to complete the following improvements:

1.      IMPROVEMENT
        -----------

        The estimated cost of surveying is provided by Crosby, Mead, Benton & Associates

(see Exhibit A).

1.1 Surveying

Developer shall cause each lot to be properly surveyed and monumented in accordance with Nevada Revised Statutes.

                                        Cost: $250

                  Total Cost of Improvements: $250

2.      SECURITY
        --------

        The complete performance of the surveying is secured by: A Performance Bond numbered 147-84-97 and dated February 12, 1996 (see Exhibit B) in the amount of $287.00, representing 115% of the estimated cost of said improvement.

3.      APPROVAL OF WORK AFTER INSPECTION
        ---------------------------------

        Whenever an authorized representative of the BOARD inspects portions of work as mentioned above, and finds the work performed to be in a satisfactory condition for inclusion in the completed project, the BOARD's representative shall issue a statement of inspection that shall approve the work.

        Inspection and approval of any item of work shall not forfeit the right of the BOARD to require the corrections of workmanship quality or materials at any time during the course of work, although previously approved by oversight.

        The BOARD shall have the right to require reasonable corrections by the Developer of any improvements contained in this Agreement that does not conform to present State and County standards, specifications, or ordinances even though the plans for improvement in question may have been approved by the BOARD's representative.

DEVELOPER must provide the BOARD copies of all reports, tests, inspections, etc. that are required to be provided to state agencies. Also, DEVELOPER must provide written certification that the construction was completed in accordance with plans and specifications.

4.      TIME LIMIT FOR COMPLETION OF IMPROVEMENTS

        All of the improvements as set forth in the above paragraphs shall be completed no later than three (3) years from the date of this Agreement, failing which the BOARD may, at its option, avail itself of the security provided for the enforcement hereof to cause such improvement to be made by an independent contractor at the expense of the DEVELOPER or the security.

5.      LIABILITY OF DEVELOPER

        DEVELOPER shall save and hold the BOARD harmless and free from any suit or cause of action, claim or demand, which may be brought or made against the DEVELOPER or its successor in interest or its purchaser by any third party arising from the performance or nonperformance of the construction of the subdivision improvements as provided herein or any and all other conditions of this Agreement.

        DEVELOPER shall furthermore continue to be liable to the BOARD for the performance of all terms and conditions of this Agreement regardless of the DEVELOPER's failure to continue work under this Agreement or assignment of its rights to do such work and regardless of the status of ownership of the real property or any portion thereof made the subject of the final Subdivision Map of the Subdivision referred to in this Agreement.

        In the event the BOARD is required to institute legal action to compel performance of this Agreement, or to defend any suit or claim, or liability resulting from or arising out of this Agreement, DEVELOPER shall pay to the BOARD all reasonable attorney's fees, costs of suit, and all other expenses of litigation incurred by the BOARD in connection therewith.

6.      SUCCESSORS OF DEVELOPER

        This Agreement shall be binding upon, and inure to the benefit of all heirs, executors, administrators, successors, assigns, or purchasers of the respective parties to this Agreement, and all terms and conditions contained herein shall be equally binding on said heirs, executors, administrators, successors, assigns, or purchasers.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.


COUNTY OF NYE                           DEVELOPER

/s/ CAMERON MCRAE                       /s/ FREDERICK H. CONTE
-------------------------------         -----------------------------
Cameron McRae, Chairman                 Frederick H. Conte
Board of County Commissioners           Executive Vice President &
                                        Chief Operating Officer
                                        Preferred Equities Corporation

ATTEST:

/s/ NICOLE L. TISUE  Deputy
-------------------------------
Arte Robb, County Clerk and
Ex-Officio Clerk of the Board

                                   EXHIBIT A

                  [CROSBY MEAD BENTON & ASSOCIATES LETTERHEAD]

     [SEAL]


                                                              February 15, 1996

         CALVADA VALLEY UNIT 5, BLOCK 10, LOT 1, QUANTITY/COST ESTIMATE


ROAD IMPROVEMENTS

Item                    Quantity        Cost       Unit         Total
----                    --------        ----       ----         -----

2" AC on 6" base         1,130          $13.       L.F.        $14,690


GRADING IMPROVEMENTS

Item                    Quantity        Cost       Unit         Total
----                    --------        ----       ----         -----

Excavation               21,200         $0.75       CY         $15,900


TRACT MONUMENTATION

Item                    Quantity        Cost       Unit         Total
----                    --------        ----       ----         -----

Lot Monumentation          17           $50         EA         $   850
                                                               -------
                                                    Total      $31,440


         CALVADA VALLEY UNIT 5, BLOCK 26, LOT 7, QUANTITY/COST ESTIMATE


TRACT MONUMENTATION

Item                    Quantity        Cost       Unit         Total
----                    --------        ----       ----         -----

Lot Monumentation          5            $50         EA         $   250

                                                               -------
                                                    Total      $   250

                            EXHIBIT B - PAGE 1 OF 2


                   [INSURANCE COMPANY OF THE WEST LETTERHEAD]


                                                             Bond No. 147-84-97

Subdivision Bond

Faithful Performance--Public Works

                                SUBDIVISION BOND


KNOW ALL MEN BY THESE PRESENTS: That PREFERRED EQUITIES CORPORATION as Principal, and the INSURANCE COMPANY OF THE WEST, a corporation organized and existing under the laws of the State of California and authorized to transact surety business in the State of NEVADA as Surety, are held and firmly bound unto COUNTY OF NYE, NEVADA in the sum of THIRTY SIX THOUSAND FOUR HUNDRED FORTY THREE AND NO/100*** Dollars ($36,443.00******), for the payment whereof, well and truly to be made, said Principal and Surety bind themselves, their heirs, administrators, successors, and assigns, jointly and severally, firmly by these presents.

        The condition of the foregoing obligation is such that, whereas the above bounden Principal has entered into a contract dated _____________, 19___, with the COUNTY OF NYE, NEVADA to do and perform the following work, to wit:

ONSITE IMPROVEMENTS FOR CALVADA VALLEY, UNIT 5, BLOCK 10, LOT 1 AND
                        CALVADA VALLEY, UNIT 5, BLOCK 26, LOT 7

        NOW THEREFORE, if the above bounden Principal shall well and truly perform the work contracted to be performed under said contract, then this obligation shall be void; otherwise to remain in full force and effect.

        SIGNED and SEALED this    12th    day of  FEBRUARY           , 1996.
                               ----------        ----------------------------

Witness:


BY: /s/ BARBARA S. PERFECT
   ----------------------------            PREFERRED EQUITIES CORPORATION

BY: /s/ SEDGWICK JAMES OF NV, INC.            BY:     [SIG ILLEGIBLE]
   ----------------------------               -------------------------------
COUNTERSIGNED THIS 13th DAY OF                         Principal
                          1996                  Vice President/Secretary
-------------------------
BY:   [SIG ILLEGIBLE]
   ----------------------------            INSURANCE COMPANY OF THE WEST
       (NEVADA AGENT)

SEDGWICK JAMES OF NEVADA, INC.             /s/ Debbie K. Bailey
3380 W. SAHARA AVE. #100                   ----------------------------------
LAS VEGAS, NV 89102                        DEBBIE K. BAILEY  ATTORNEY-IN-FACT

                            EXHIBIT B - PAGE 2 OF 2

                         INSURANCE COMPANY OF THE WEST
                       HOME OFFICE: SAN DIEGO, CALIFORNIA

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That INSURANCE COMPANY OF THE WEST, a California Corporation, does hereby appoint:

                                DEBBIE K. BAILEY

its true and lawful Attorney(s)-in-Fact, with full power and authority, to execute, on behalf of the Company, fidelity and surety bonds, undertakings, and other contracts of suretyship of a similar nature.

This Power of Attorney is granted and is signed and sealed by facsimile under the authority of the following Resolution adopted by the Board of Directors on the 22nd day of November, 1994, which said Resolution has not been amended or rescinded and of which the following is a true copy:

        "RESOLVED, that the Chairman of the Board, the President, an Executive Vice President or a Senior Vice President of the Company, and each of them, is hereby authorized to execute Powers of Attorney qualifying the attorney named in the given Power of Attorney to execute on behalf of the Company, fidelity and surety bonds, undertakings, or other contracts of suretyship of a similar nature; and to attach thereto the seal of the Company; provided however, that the absence of the seal shall not affect the validity of the instrument.

        FURTHER RESOLVED, that the signatures of such officers and the seal of the Company, and the signatures of any witnesses, the signatures and seal of any notary, and the signatures of any officers certifying the validity of the Power of Attorney, may be affixed by facsimile."

IN WITNESS WHEREOF, INSURANCE COMPANY OF THE WEST has caused these presents to be signed by its duly authorized officers this 7th day of September 1995.

                                        INSURANCE COMPANY OF THE WEST
[INSURANCE COMPANY OF THE WEST
       CORPORATE SEAL]
                                        /s/ JOHN L. HANNUM
                                        -------------------------------------
                                        John L. Hannum, Senior Vice President

STATE OF CALIFORNIA
                        SS.
COUNTY OF SAN DIEGO


        On September 7th, 1995 before me, personally appeared John L. Hannum, Senior Vice President of INSURANCE COMPANY OF THE WEST, personally known to me to be the individual and officer who executed the within instrument, and acknowledged to me that he executed the same in his official capacity and that by his signature on the instrument, the corporation, on behalf of which he acted, executed the instrument.

WITNESS my hand and official seal.

[NOTARY PUBLIC-CALIFORNIA               /s/ NORMA PORTER
 SAN DIEGO COUNTY SEAL]                 ----------------
                                          Notary Public

CERTIFICATE:

        I, E. Harned Davis, Vice President of INSURANCE COMPANY OF THE WEST, do hereby certify that the original POWER OF ATTORNEY, of which the foregoing is a true copy, is still in full force and effect, and that this certificate may be signed by facsimile under the authority of the above quoted resolution.

        IN WITNESS WHEREOF, I have subscribed my name as Vice President, on this 12TH day of FEBRUARY 1996.

                                        INSURANCE COMPANY OF THE WEST
[INSURANCE COMPANY OF THE WEST
       CORPORATE SEAL]                  /s/ E. HARNED DAVIS
                                        ------------------------------
                                        E. Harned Davis, Vice President

                            [OFFICIAL REQUEST STAMP
                             NYE CO. NEV. RECORDER]